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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-1 (File No. ________) of our report dated February 20, 1998 on our audit of the financial statements of Talus, Incorporated. We also consent to the reference to our firm under the caption "Experts."







McClean, Virginia
January 27, 1999



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